UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ZAYO GROUP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OurFiberFuelsGlobalInnovation Zayo provides mission-critical bandwidth to the world’s most impactful companies, fueling the innovations that are transforming our society. AllHands May 9, 2019

Take Private Instead of being owned by public shareholders,Zayo will be owned by large private equity groups 2

3 Newownersare experienced communications infrastructureinvestors

What does this mean? 4

investors 5 Similarto managementis Equity withPrivate partnering where pre-IPO Zayo

6 Partnershipwillenableusto strengthenourindustry leadership accelerateourgrowth and

7 Wewillcontinuetoprovide missioncriticalbandwidthto theworld’smostimpactful companies

Pillars and strategy 8 By customers, investors, and employees Responsive, creative, innovative, passionate, agile Source of our unique, durable, long-term competitive advantage Fiber Entrepreneurs Trusted remainthesame

9 Teamandprimarylocations remainthesame

10 Goalsremainthesame Deliver >20% equity IRR and 6-8%+ growth...

11 Remain committed to exceeding customer expectations

What changes? 12

Not a public company 13

More flexibility to take decisive actions 14

Can take a longer view on investments 15

16 Seasoned,successful industryveteranswillform ZayoBoard

Who are our new owners? 17

Introduction to EQT - Jan Vesely An industrial approach to private equity and a passion to develop companies “To be the most reputable investment firm in the world”EQT’s strategic vision 18

Overview of Digital Bridge and Digital Colony 9 Platform Investments 1 Operating Focus 25+ Year Track Record ACTIVELY ENGAGED ACROSS THE MOBILE & INTERNET INFRASTRUCTURE SECTOR… Digital Bridge and Digital Colony own and operate nine platform investments spanning all four core pillars: towers, data centers small cells and fiber Combined global reach with operations in Canada, U.S., Mexico, Latin America and Europe Strong partnerships with leading global carriers, content providers, hyper scale cloud companies and global investors … LED BY A TEAM OF HIGHLY EXPERIENCED OPERATORS AND INVESTORS • The Digital Bridge team has produced an unmatched track record over the last 25 years • Executives have diverse operating and financial backgrounds with hands-on experience across the industry • Consistently demonstrating thought leadership with a vision for physical layer infrastructure convergence for 5G and beyond Digital Bridge has a singular focus on owning and operating assets in the mobile and internet infrastructure with strong recurring cash flow Notes: (1) Figures accumulated for Digital Bridge and Digital Colony 19

Our Family of Companies Digital Bridge / Digital Colony operate, own or manage 342,000+ sites and 39 data centers globally Notes: All figures as of 12/31/2018 except otherwise noted  (1)  For MTP, Vertical Bridge and ATP, “active sites” represents owned and other revenue generating sites, while “total sites” includes other sites on which the company has marketing/management rights; for Digita, “total sites” includes certain micro data centers and IoT sites;  (2)  Includes contracted and in construction (“CIC”) networks; (3)  Pro forma for the acquisition of 4Degrees Colocation, which closed in January 2019 20

Timeline CQ2 2019 CQ3 2019 CQ2 2019-CQ12020 C1H 2020 Announcement Shareholder Vote Regulatory Approvals Expected Close

What happens to my RSUs? 22

23 RSUs andICCwillcontinueto begranted throughclose

24 Allstock/RSUs converttocashat$35per shareonclose vested

25 Atclose,RSUs converttorestrictedcash equivalentand continueto vestonnormalschedule unvested

26 Afterclose,employee receives all unvested RSU value ifterminated(other thanforcause)

Over next severalquarters, will work with new owners to develop compensation program that will take effect upon close 27

 9,000+ documents 50+ meetings 11 investment groups 55+ employees 28

Recognition 29 Kathleen Buchholz, SVP, Integration & Financial Systems Andrea Giersdorf, VP, IT Financial Operations, Data Intelligence & Analytics Matt Regan, VP, Compensation & Benefits Chris Kaiser, Director, Corporate Accounting

Recognition 30 Bob Merkel, VP, Tax Ben Post, Director, Income Tax Matt Leisy,Financial Reporting Sr Manager, Cherie Barrett, Sr Director, SEC Reporting & Corporate Accounting

Recognition 31 Mike Sharpe, SVP Network Operations Kevin Mammel, CFO Strategic Business Solutions Kris Boccio, VP, Systems Development-GIS Sandor Coscia, GIS Analyst

Recognition Brad Korch, VP Investor Relations & Corp. Finance Lauren Lantero, Associate General Counsel Shira Cooks, Associate General Counsel Mitch Coan, Sr. Manager, Corporate Development Mitchell Robben, Analyst, Corporate Development Quinn Brubaker, Analyst, Corporate Development

Recognition 33 Rachel Stack, SVP, Corp. Strategy & Development Mike Mooney, SVP General Counsel Matt Steinfort, CFO

Q&A

Appendix

Forward Looking Statements 36 Certain statements made herein, including, for example, statements regarding the benefits of the transaction, certainty of the transaction, the anticipated timing of the transaction and future results or expectations of the Company, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. These forward-looking statements typically include words such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved, and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, many of which are beyond our control, and are not guarantees of future results or achievements. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. As a result, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the delay or termination of the Merger Agreement; the outcome or length of any legal proceedings that have been, or will be, instituted related to the Merger Agreement; the inability to complete the Merger due to the failure to timely or at all obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt on a timely basis or at all of any required regulatory clearances related to the Merger; the failure of Parent to obtain or provide on a timely basis or at all the necessary financing as set forth in the equity commitment letter delivered pursuant to the Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the effects of local and national economic, credit and capital market conditions on the economy in general; and the other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”) as described below. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive. Additional information concerning these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2018 and December 31, 2018. Our SEC filings are available publicly on the SEC’s website at www.sec.gov, on the Company’s website at https://investors.zayo.com or by contacting the investor relations department of the Company. Except to the extent required by applicable law, we disclaim any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Merger and Where to Find It In connection with the proposed Merger, the Company will file a proxy statement on Schedule 14A with the SEC. Additionally, the Company plans to file other relevant materials with the SEC in connection with the proposed Merger. This employee presentation is not a substitute for the proxy statement or any other document which the Company may file with the SEC. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed Merger and related matters. INVESTORS IN AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, RELATED MATTERS AND THE PARTIES TO THE MERGER. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company. Participants in the Solicitation This employee presentation does not constitute a solicitation of a proxy from any stockholder with respect to the proposed Merger. However, the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, the Company’s definitive proxy statement on Schedule 14A for the 2018 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the Merger if and when they become available. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC. All such documents, when filed or furnished, are available free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company. 37